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                                                                    EXHIBIT 10.4


                               FIRST AMENDMENT TO
                             PARTICIPATION AGREEMENT

                  This FIRST AMENDMENT TO PARTICIPATION AGREEMENT, dated as of March 20, 2001 (this "Amendment") is among UNIVERSAL COMPRESSION, INC., a Texas corporation ("Lessee"), UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Guarantor"), BRL UNIVERSAL EQUIPMENT 2001 A, L.P., a Delaware limited partnership ("Lessor"), BANKERS TRUST COMPANY and the other financial institutions listed on the signature pages hereof as Tranche B Lenders, (each a "Tranche B Lender" and collectively "Tranche B Lenders"), BRL UNIVERSAL EQUIPMENT MANAGEMENT, INC., a Delaware corporation ("Lessor General Partner"), BANKERS TRUST COMPANY, as Administrative Agent for Tranche B Lenders and Indenture Trustee acting on behalf of the Tranche A Noteholders (in such capacity, "Administrative Agent") and BANKERS TRUST COMPANY, as Collateral Agent for Tranche B Lenders and Indenture Trustee acting on behalf of the Tranche A Noteholders (in such capacity, "Collateral Agent").

                                  WITNESSETH:

                  WHEREAS, Lessee, Guarantor, Lessor, The Bank of New York, not in its individual capacity but solely as Indenture Trustee, Paying Agent, Transfer Agent and Registrar for the Tranche A Noteholders, Tranche B Lenders, Lessor General Partner, Administrative Agent and Collateral Agent have entered into that certain Participation Agreement dated as of February 9, 2001 (together with all amendments and supplements thereto, the "Participation Agreement"); and

                  WHEREAS, the parties hereto desire to amend the Participation Agreement to delete one of the covenants made by Lessee for the benefit of Lessor and Tranche B Lenders.

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and in the Participation Agreement, the parties hereto agree as follows:

                  1. Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have the meanings set forth or referred to in Appendix A to the Participation Agreement, which Appendix A also includes the rules of usage and interpretation applicable hereto.

                  2. Effectiveness. This Amendment shall become effective as of the date first written above upon the execution and delivery hereby by Majority Tranche B Lenders, Lessee, Guarantor, Lessor, Lessor General Partner, Administrative Agent and Collateral Agent.

                  3. Amendment to Participation Agreement. The text of Section 9.3(t) of the Participation Agreement (Negative Pledge Agreements) is hereby deleted in its entirety and replaced with "[Reserved]".

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                  4. Miscellaneous. Sections 12.3, 12.4, 12.6, 12.7, 12.8, 12.9
and 12.10 of the Participation Agreement are incorporated herein by reference mutatis mutandis.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                   UNIVERSAL COMPRESSION, INC.,
                                     as Lessee

                                   By /s/ RICHARD W. FITZGERALD
                                      -----------------------------------
                                      Name: Richard W. FitzGerald
                                      Title: Senior Vice President and
                                             Chief Financial Officer


                                   UNIVERSAL COMPRESSION HOLDINGS, INC.,
                                     as Guarantor

                                   By /s/ RICHARD W. FITZGERALD
                                      -----------------------------------
                                      Name: Richard W. FitzGerald
                                      Title: Senior Vice President and
                                             Chief Financial Officer


                                   BRL UNIVERSAL EQUIPMENT 2001 A, L.P.,
                                     as Lessor

                                   By BRL Universal Equipment Management, Inc.
                                   Its General Partner


                                   By /s/ GREGORY C. GREENE
                                      -----------------------------------
                                      Name:    Gregory C. Greene
                                      Title:   President


                                   BRL UNIVERSAL EQUIPMENT MANAGEMENT, INC.
                                     as Lessor General Partner


                                   By /s/ GREGORY C. GREENE
                                      -----------------------------------
                                      Name:    Gregory C. Greene
                                      Title:   President



                                -Signature Page-
                  [First Amendment to Participation Agreement]

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                                   BANKERS TRUST COMPANY,
                                     as Tranche B Lender


                                   By /s/ MARCUS M. TARKINGTON
                                      -----------------------------------
                                      Name  Marcus M. Tarkington
                                      Title  Director


                                   FIRST UNION NATIONAL BANK,
                                     as Tranche B Lender


                                   By /s/ DAVID HUMPHREYS
                                      -----------------------------------
                                      Name  David Humphreys
                                      Title  Vice President


                                   BANK ONE, NA
                                     (Main Office Chicago)
                                     as Tranche B Lender


                                   By /s/ J. CHARLES FREEL, JR.
                                      -----------------------------------
                                      Name  J. Charles Freel, Jr.
                                      Title  First Vice President


                                   THE BANK OF NOVA SCOTIA,
                                     as Tranche B Lender


                                   By /s/ M. D. SMITH
                                      -----------------------------------
                                      Name  M. D. Smith
                                      Title  Agent


                                   BANKERS TRUST COMPANY,
                                     as Administrative Agent


                                   By /s/ MARCUS M. TARKINGTON
                                      -----------------------------------
                                      Name  Marcus M. Tarkington
                                      Title  Director



                                -Signature Page-
                  [First Amendment to Participation Agreement]


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                                   BANKERS TRUST COMPANY,
                                     as Collateral Agent


                                   By /s/ MARCUS M. TARKINGTON
                                      -----------------------------------
                                      Name  Marcus M. Tarkington
                                      Title  Director



                                -Signature Page-
                  [First Amendment to Participation Agreement]

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                                   CITADEL HILL 2000 Ltd.,
                                     as Tranche B Lender


                                   By /s/ STEPHEN LOCKHART
                                      -----------------------------------
                                      Name  Stephen Lockhart
                                      Title  Authorized Signatory